UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 19, 2003



                         CANCER TREATMENT HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            NEVADA                         1-11062                87-0410907
 ------------------------------   ------------------------   -------------------
       (State or Other            (Commission File Number)      (IRS Employer
 Jurisdiction of Incorporation)                              Identification No.)



            202 North Curry Street, Suite 100, Carson City, NV 89703
            --------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (775) 885-9393
                                                           --------------

                         CANCER TREATMENT HOLDINGS, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 5.  OTHER EVENTS

         On August 19, 2003, Cancer Treatment Holdings, Inc. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  EXHIBITS

         99.1     Press Release dated August 19, 2003.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2003                 CANCER TREATMENT HOLDINGS, INC.


                                       By: /s/ Ullrich Klamm, Ph.D.
                                           ------------------------
                                           Ullrich Klamm, Ph.D.
                                           Chief Executive Officer






                                  EXHIBIT INDEX

         99.1     Press Release dated August 19, 2003.